                                                                Exhibit 10.108.2
                                                           EXECUTION COUNTERPART


                                    AMENDMENT TWO

         AMENDMENT TWO (this "Amendment") dated as of June 23, 2000 by and among EDISON MISSION MIDWEST HOLDINGS CO. (the "BORROWER"), THE CHASE MANHATTAN BANK as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and each of certain commercial lending institutions party hereto.

         WHEREAS, the Borrower, the Administrative Agent and certain commercial lending institutions party thereto (the "LENDERS") entered into a Credit Agreement dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower desires to enter into the Synthetic Lease Transaction;

         WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed, to amend and waive certain provisions of the Credit Agreement so as to permit the Synthetic Lease Transaction;

         WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders party thereon have agreed, to clarify the definitions of Fixed Charges and Operating Expenses;

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

         Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedents specified in Section 3 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

         (a) SECTION 1.1 of the Credit Agreement shall be amended by adding the following definitions:

               "COMED SYNTHETIC LEASE CONSENT" means the Consent to Sale of Assets between Midwest and ComEd referred to in the Synthetic Lease Basic Documents.

               "INCREMENTAL SYNTHETIC LEASE ENVIRONMENTAL INDEMNITY PAYMENTS" mean Synthetic Lease Environmental Indemnity Obligations paid to
    Indemnitees
     that would not otherwise would have been borne by Midwest had the Synthetic Lease Transaction not been consummated and Midwest been both the owner and the operator of Synthetic Lease Assets.

               "SYNTHETIC LEASE" means the Lease Agreement dated as of June 23, 2000 between Midwest and Synthetic Lease Trust.

               "SYNTHETIC LEASE ASSETS" mean certain electric generating turbines further described in the Synthetic Lease Participation Agreement as the "Leased Equipment".

               "SYNTHETIC LEASE BASIC DOCUMENTS" means the Basic Documents as defined in the Synthetic Lease Participation Agreement.

               "SYNTHETIC LEASE ENVIRONMENTAL INDEMNITY OBLIGATIONS" mean Synthetic Lease Liabilities consisting of liabilities or obligations with respect to Section 6.2 or 6.7 of the Synthetic Lease Participation Agreement that by virtue of Section 6.8 of the Synthetic Lease Participation Agreement and the Synthetic Lease Guarantee are not liabilities or obligations of Edison Mission Energy.

               "SYNTHETIC LEASE GUARANTEE" means the Guaranty Agreement dated as of June 23, 2000 made by Edison Mission Energy in favor of the Synthetic Lease Trust that, among other things, guarantees the payment by Midwest of all Synthetic Lease Liabilities other than Synthetic Lease Environmental Indemnity Obligations.

               "SYNTHETIC LEASE INTERCOMPANY NOTE" means the Intercompany Note dated the Closing Date (as defined in the Synthetic Lease Participation Agreement) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Synthetic Lease Transaction (net of transaction expenses paid by Midwest in connection with the Synthetic Lease Transaction).

               "SYNTHETIC LEASE INTERCOMPANY NOTE PAYMENTS" mean the payments by Edison Mission Energy to Midwest under or in respect of the Synthetic Lease Intercompany Note.

               "SYNTHETIC LEASE LIABILITIES" mean the basic rent, the supplemental rent or any other amount, liability or obligation that Midwest is obligated to pay under the Synthetic Lease or the other Synthetic Lease Basic Documents, including, without limitation, Synthetic Lease Environmental Indemnity Obligations.

               "SYNTHETIC LEASE PARTICIPATION AGREEMENT" means the Participation Agreement dated as of June 23, 2000 by and among Midwest, Edison Mission Energy, the Synthetic Lease Trust, investors party thereto, noteholders party thereto, Wilmington Trust Company, and Citicorp North America, Inc., as Agent.

               "SYNTHETIC LEASE TRANSACTION" means the transaction pursuant to the Synthetic Lease Participation Agreement and the Synthetic Lease Basic Documents whereby Midwest sells the Synthetic Lease Assets to the Synthetic Lease Trust and the Synthetic Lease Trust leases the Synthetic Lease Assets to Midwest under the Synthetic Lease.

               "SYNTHETIC LEASE TRUST" means EME/CDL Trust, a Delaware statutory business trust.".

         (b) SECTION 1.1 of the Credit Agreement shall be further amended by deleting the definitions of "CASHFLOW AVAILABLE FOR FIXED CHARGES", "DEBT TO CAPITAL RATIO", "FIXED CHARGES" and "OPERATING EXPENSES" in their entirety and replacing them with the following definitions:

               "CASHFLOW AVAILABLE FOR FIXED CHARGES" means, in respect of any period, the excess, if any, of Revenues (excluding (i) proceeds of any permitted asset sale, (ii) amounts available in the Cashflow Recapture Fund and (iii) Synthetic Lease Intercompany Note Payments) during such period OVER Operating Expenses during such period.

               "DEBT TO CAPITAL RATIO" means, with respect to the Borrower and its Consolidated Subsidiaries, the ratio as of the end of the last Fiscal Quarter for which financial statements referred to in SECTION
     8.1.1 are available of (i) the aggregate principal amount of Indebtedness of the Borrower and its Consolidated Subsidiaries (other than Indebtedness of the Borrower incurred pursuant to SECTION 8.2.1(a)(iii) and SECTION 8.2.1(i)) then outstanding to (ii) Total Capitalization (excluding, to the extent included, the Synthetic Lease Intercompany Note and payments by Edison Mission Energy pursuant to the Synthetic Lease Guarantee).

               "FIXED CHARGES" means, in respect of any period, an amount equal to the aggregate of, without duplication, (i) all interest due and payable on the Loans PLUS or MINUS any net amount due and payable in respect of Interest Rate Hedging Transactions during such period, including (A) all capitalized interest and (B) the interest portion of any deferred payment obligation, (ii) amounts due and payable under SECTIONS 3.3.1 and 3.3.2 during such period, (iii) amounts due and payable to the Lenders with respect to the deduction of withholding tax on such payments pursuant to SECTION 4.7 during such period, (iv) the interest portion of any deferred payment obligation due and payable during such period, (v) the aggregate amount of the Lease Obligations due and payable during such period, and (vi) all other amounts due and payable by the Loan Parties with respect to Indebtedness (other than (x) Designated Lease Liabilities and Synthetic Lease Liabilities) permitted under SECTION 8.2.1 during such period.

               "OPERATING EXPENSES" means, in respect of any period, all cash amounts paid by the Loan Parties in the conduct of their business during such period, including premiums for insurance policies, fuel supply and transportation costs, utilities, costs of maintaining, renewing and amending Governmental Approvals, franchise, licensing, property, real estate and income taxes, sales and excise taxes, general and administrative expenses, employee salaries, wages and other employment-related costs, business management and administrative services fees, fees for letters of credit, surety bonds and performance bonds, Necessary Capital Expenditures and all other fees and expenses necessary for the continued operation and maintenance of the Generating Assets and the conduct of the business of the Loan Parties. Operating Expenses shall exclude (to the extent included) Lease Obligations and Synthetic Lease Liabilities (other than payments of Synthetic Lease Environmental Indemnity Obligations) and shall include (to the extent excluded) Designated Lease Liabilities (other than Lease Obligations).".

         (c) SECTION 8.2.1(a) of the Credit Agreement shall be deleted and replaced in its entirety with the following:

     "(a)(i) Capitalized Lease Liabilities and Operating Lease Liabilities outstanding (or anticipated to be outstanding) on the Effective Date and set forth on SCHEDULE 8.2.1(a), (ii) Capitalized Lease Liabilities and Operating Lease Liabilities entered into after the Effective Date in the ordinary course of business not to exceed at any time an aggregate principal amount equal to $50,000,000 and (iii) Synthetic Lease Liabilities;".

         (d) SECTION 8.2.2 of the Credit Agreement shall be amended by (i) deleting the period at the end of SECTION 8.2.2(l) of the Credit Agreement and replacing it with the following: "; and"; and (ii) adding SECTION 8.2.2(m) to
SECTION 8.2.2 of the Credit Agreement as follows:

         "(m) Liens created pursuant to the Synthetic Lease Basic Documents.".


         (e) SECTION 8.2.4 of the Credit Agreement shall be amended by deleting
SECTION 8.2.4(iv) of the Credit Agreement and replacing it in its entirety with the following subsections:

     "(iv) transfer certain railcars or rights to railcars as part of the Transco Transaction and (v) sell the Synthetic Lease Assets to Synthetic Lease Trust pursuant to the Synthetic Lease Basic Documents; PROVIDED, FURTHER, that any Asset Disposition pursuant to CLAUSES (i), (ii),
     (iii), (iv) and (v) of this proviso shall not be included in the calculation of the aggregate net book value of assets sold pursuant to this SECTION 8.2.4.".

         (f) SECTION 8.2.5 of the Credit Agreement shall be amended by (i) deleting the period at the end of SECTION 8.2.5(d) of the Credit Agreement and replacing it with the following: "; and"; and (ii) adding SECTION 8.2.5(e) to
SECTION 8.2.5 of the Credit Agreement as follows:

         "(e) Investments evidenced by the Synthetic Lease Intercompany Note.".


         (g) SECTION 8.2.6(a) of the Credit Agreement shall be amended by adding the following sentence at the end of the section:

     "Notwithstanding the foregoing, the Synthetic Lease Transaction and the transactions contemplated by the Synthetic Lease Basic Documents shall be deemed not to be a Transaction with an Affiliate for the purposes of this SECTION 8.2.6.".

         (h) SECTION 8.2.7 of the Credit Agreement shall be amended by adding the following sentence at the end of Section 8.2.7 of the Credit Agreement:

     "Notwithstanding the foregoing, so long as no Default, Event of Default or Maturity Event shall have occurred and be continuing, the Borrower or any other Loan Party may make a Restricted Payment to Edison Mission Energy on or within 30 days after the date any Synthetic Lease Intercompany Note Payment is received by Midwest in an amount not exceeding such Synthetic Lease Intercompany Note Payment (to the extent that the same was not included in any Restricted Payment theretofore made in accordance with this Section 8.2.7); PROVIDED that, in the event that Midwest pays Incremental Synthetic Lease Environmental Indemnity Payments, the aggregate amount of Restricted Payments payable in accordance with this sentence (but not otherwise in accordance with this Section 8.2.7) shall be reduced by a like amount.".

         (i) SECTION 8 of the Credit Agreement shall be amended by adding
SECTION 8.2.12 to the Credit Agreement as follows:

         "Section 8.2.12 SYNTHETIC LEASE BASIC DOCUMENTS. The Borrower shall not, and shall not permit any other Loan Party to agree or consent to any termination, amendment, modification or waiver of (a) Section 6.8 or
     7.2 of the Synthetic Lease Participation Agreement, (b) the definition of "Free Cashflow" set forth in the Synthetic Lease Basic Documents or
     (c) or any other provision of the Synthetic Lease Basic Documents that increases or is reasonably likely to increase the liability, or the obligations, of Midwest (or decreases or is reasonably likely to decrease the liability, or the obligations, of Edison Mission Energy) with respect to the Synthetic Lease Basic Documents in any material respect.".

         (j) SECTION 9.1.5 of the Credit Agreement shall be amended by inserting the following phrase inside the parenthetical after, "(OTHER THAN Indebtedness described in SECTION 9.1.1" on the third line of Section 9.1.5 of the Credit
Agreement:

         "and Synthetic Lease Liabilities".


         (k) SECTION 9 of the Credit Agreement shall be amended by adding
SECTION 9.1.13 to the Credit Agreement as follows:

         "Section 9.1.13 SYNTHETIC LEASE. The Synthetic Lease Trust should have commenced to exercise remedies in accordance with Section 15 of the Synthetic Lease to terminate the Synthetic Lease and repossess any of the Synthetic Lease Assets.".

         Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent have been satisfied:

                  (a) Delivery to the Administrative Agent of this Amendment duly executed and delivered by the Borrower and the Lenders constituting the Required Lenders;

                  (b) Delivery to the Administrative Agent of the Synthetic Lease Basic Documents in form and substance satisfactory to the Administrative Agent;

                  (c) All conditions precedent to effectuate the Synthetic Lease Transaction have been satisfied (including delivery of the ComEd Synthetic Lease Consent) or waived;

                  (d) The Administrative Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, from (i) the general counsel to the Loan Parties, (ii) the special New York counsel to the Loan Parties and
         (iii) Federal Energy Regulatory Commission counsel to the Loan Parties. Each such opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

                  (e) The representations and warranties of the Borrower as set forth in the Credit Agreement and each Loan Party as set forth in each of the Loan Documents to which such Loan Party is a party, shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date); and

                  (f) As of the Amendment Effective Date, no Default shall have occurred and be continuing.

         Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

                                            EDISON MISSION MIDWEST
                                            HOLDINGS CO.


                                            By: /s/ John P. Finneran, Jr.
                                               --------------------------------
                                                Name: John P. Finneran, Jr.
                                                Title: Vice President

                                            Address for Notices:
                                            18101 Von Karman Avenue
                                            Suite 1700
                                            Irvine, CA  92616
                                            Attention: General Counsel
                                            Telecopier No.: (949) 752-1420


                                            THE CHASE MANHATTAN BANK,
                                            as Administrative Agent and
                                            as Lender

                                            By: /s/ Thomas L. Casey
                                               --------------------------------
                                                Name: Thomas L. Casey
                                                Title: Vice President

                                            Address for Notices:
                                            Tom Casey
                                            270 Park Avenue
                                            New York, New York 10017

                                            With a copy to :
                                            Loan & Agency Services Group
                                            The Chase Manhattan Bank
                                            1 Chase Manhattan Plaza
                                            New York, New York 10081
                                            Attention: Janet Belden

                                            CITICORP USA, INC.,
                                            as Lender


                                            By: /s/ Cecilia Leyden
                                               --------------------------------
                                            Name: Cecilia Leyden
                                            Title: Vice President


                                            Address for Notices:
                                            399 Park Avenue
                                            4th Floor
                                            New York, New York 10043
                                            Attention: David Goldenberg
                                            Telecopier No.:


                                            SOCIETE GENERALE,
                                            as Lender


                                            By:  /s/ David Bird
                                               --------------------------------
                                                Name: David Bird
                                                Title: Vice President


                                            Address for Notices:
                                            1221 Avenue of the Americas
                                            11th Floor
                                            New York, New York 10020
                                            Attention:  Donna Reynolds/Debbie
                                                        Napoli
                                            Telecopier No.:

                                            WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE, New York Branch,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title:

                                            Address for Notices:
                                            1211 Avenue of the Americas
                                            25th Floor
                                            New York, New York 10036-8701
                                            Attention: Jonathan Berman/Matt
                                                       Wilson
                                            Telecopier No.:


                                            BANK OF MONTREAL,
                                            as Lender


                                            By: /s/ Cahal B. Carmody
                                               --------------------------------
                                                Name: Cahal B. Carmody
                                                Title: Director


                                            Address for Notices:
                                            700 Louisiana
                                            Suite 4400
                                            Houston, TX 77002
                                            Attention: Cahal Carmody
                                            Telecopier No.:

                                            FORTIS CAPITAL CORP. (FORMERLY
                                            MEESPIERSON CAPITAL CORP.,)
                                            as Lender


                                            By: /s/ Christopher McCall
                                               --------------------------------
                                                Name: Christopher McCall
                                                Title: Assistant Vice President



                                            By: /s/ C. Purton
                                               --------------------------------
                                                Name: C. Purton
                                                Title: Managing Director

                                            Address for Notices:
                                            3 Stamford Plaza
                                            301 Tresser Boulevard
                                            9th Floor
                                            Stamford, CT 06901-3239
                                            Attention:  Marlene Ellis
                                            Telecopier No.:


                                            THE ROYAL BANK OF SCOTLAND
                                              PLC,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            Address for Notices:
                                            88 Pine Street
                                            Wall Street Plaza
                                            26th Floor
                                            New York, New York 10005
                                            Attention: Jeanne DeQuar
                                            Telecopier No.:

                                            THE BANK OF NOVA SCOTIA,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            600 Peachtree Street
                                            Suite 2700
                                            Atlanta, GA 30383
                                            Attention: Kathy Clark
                                            Telecopier No.:

                                            With a copy to :
                                            580 California Street
                                            Suite 2100
                                            San Francisco, CA 94101
                                            Attention: John Quick
                                            Telecopier No.:


                                            BANK OF AMERICA, N.A.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            101 N. Tryon Street
                                            NC1-001-15-04
                                            Charlotte, NC 28255
                                            Attention: Lynne Cole
                                            Telecopier No.:

                                            ABN AMRO BANK N.V.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            208 South LaSalle Street
                                            Suite 1500
                                            Chicago, IL 60604-1003
                                            Attention: Credit Administration
                                            With a copy to:
                                            135 South LaSalle Street
                                            Suite 710
                                            Chicago, IL 60603
                                            Attention: David Bryant
                                            Telecopier No.: (312) 583-6111


                                            LEHMAN COMMERCIAL PAPER INC.,
                                            as Lender


                                            By: /s/ Michele Swanson
                                               --------------------------------
                                                Name: Michele Swanson
                                                Title: Authorized Signatory


                                            Address for Notices:
                                            C/o Bankers Trust Company
                                            Corporate Trust & Agency Group
                                            Loan Services
                                            4 Albany Street
                                            7th Floor
                                            New York, New York 10006
                                            Attention: Jason Yoo
                                            Telecopier No.:

                                            With a copy to:
                                            3 World Financial Center
                                            10th Floor
                                            New York, New York 10285


                                            DRESDNER BANK AG,
                                            New York and Grand Cayman Branches,
                                            as Lender


                                            By: /s/ Michael E. Higgins
                                               --------------------------------
                                                Name: Michael E. Higgins
                                                Title: Vice President



                                            By: /s/ Fred C. Thurston
                                               --------------------------------
                                                Name: Fred C. Thurston
                                                Title: Assistant Vice President

                                            Address for Notices:
                                            75 Wall Street
                                            New York, New York 10005-2889
                                            Attention: Annabelle Librojo
                                            Telecopier No.:


                                            BAYERISCHE LANDESBANK
                                              GIROZENTRALE,
                                            as Lender


                                            By: /s/ C. Stolarski
                                               --------------------------------
                                                Name: C. Stolarski
                                                Title: Vice President



                                            By: /s/ D. Rieg
                                               --------------------------------
                                                Name: D. Rieg
                                                Title: First Vice President

                                            Address for Notices:
                                            560 Lexington Avenue
                                            New York, New York 10094
                                            Attention: Patricia Sanchez
                                            Telecopier No.:


                                            BARCLAYS BANK PLC,
                                            as Lender


                                            By: /s/ Nicholas A. Bell
                                               --------------------------------
                                                Name: Nicholas A. Bell
                                                Title: Director Lease
                                                       Transaction Management


                                            Address for Notices:
                                            222 Broadway
                                            New York, New York 10038
                                            Attention: Marsha Hamlette
                                            Telecopier No.:

                                            NATIONAL WESTMINSTER BANK Plc,
                                            New York Branch
                                            as Lender


                                            By: /s/ D.M. Walton
                                               --------------------------------
                                                Name: D.M. Walton
                                                Title: Manager


                                            NATIONAL WESTMINSTER BANK Plc,
                                            Nassau Branch
                                            as Lender


                                            By: /s/ D.M. Walton
                                               --------------------------------
                                                Name: D.M. Walton
                                                Title: Manager

                                            Address for Notices:
                                            65 East 55th Street
                                            New York, New York 10022
                                            Attention: Sattie Chinapen


                                            UNION BANK OF CALIFORNIA, N.A.,
                                            as Lender


                                            By: /s/ Dennis G. Blank
                                               --------------------------------
                                                Name: Dennis G. Blank
                                                Title: Vice President


                                            Address for Notices:
                                            Commercial Loan Operations
                                            1980 Saturn Street
                                            Monterey Park, CA 91755
                                            Attention: Ruby Gonzales
                                            Telecopier No.:


                                            BANK ONE, NA (Chicago Branch),
                                            as Lender


                                            By: /s/ Jane A. Bek
                                               --------------------------------
                                                Name: Jane A. Bek
                                                Title: Vice President


                                            Address for Notices:
                                            1 Bank One Plaza
                                            Suite 0634
                                            Chicago, IL 60670
                                            Attention: Claudia Kich
                                            Telecopier No.:

                                            TORONTO DOMINION (TEXAS) INC.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            909 Fannin Street
                                            17th Floor
                                            Houston, TX 77010
                                            Attention: Lynn Chasin
                                            Telecopier No.:


                                            BANQUE NATIONALE DE PARIS,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            Treasury Department
                                            180 Montgomery Street
                                            San Francisco, CA 94101
                                            Attention:  Don Hart
                                            Telecopier No.:

                                            With a copy to:
                                            725 S. Figueroa Street
                                            Suite 2090
                                            Los Angeles, CA 90017
                                            Attention: James Culhane
                                            Telecopier No.:

                                            COMMERZBANK
                                            AKTIENGESELLSCHAFT, New York
                                            Branch,
                                            as Lender


                                            By: /s/ Christian Jagenberg
                                               --------------------------------
                                                Name: Christian Jagenberg
                                                Title: SVP and Manager


                                            By: /s/ Steven F. Larsen
                                               --------------------------------
                                                Name: Steven F. Larsen
                                                Title: Vice President

                                            Address for Notices:
                                            2 World Financial Center
                                            New York, New York 10281-1050
                                            Attention: Christine Hunermund
                                            Telecopier No.:


                                            SANPAOLO IMI S.p.A.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            245 Park Avenue
                                            35th Floor
                                            New York, New York 10167
                                            Attention: Gerardo Suarez/John
                                                       Ferrante
                                            Telecopier No.:

                                            CREDIT LOCAL DE FRANCE, New York
                                              Agency
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            450 Park Avenue
                                            New York, New York 10022
                                            Attention: Aida Slabotzky
                                            Telecopier No.:


                                            THE FUJI BANK, LIMITED,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            Address for Notices:
                                            Two World Trade Center
                                            79th Floor
                                            New York, New York 10048
                                            Attention: Tina Catapano/Betty Ali
                                            Telecopier No.:

                                            KBC BANK N.V.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            125 West 55th Street
                                            10th Floor
                                            New York, New York 10019
                                            Attention: Michael Curran
                                            Telecopier No.:


                                            CREDIT LYONNAIS, New York Branch
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            1301 Avenue of the Americas
                                            New York, New York 10019
                                            Attention: Justine Ventrelli
                                            Telecopier No.:

                                            MB FINSTRUTTURE, S.p.A.
                                            as Lender


                                            By: /s/ Mauro Maia
                                               --------------------------------
                                                Name: Mauro Maia
                                                Title: Head of Project Finance
                                                       Department



                                            By: /s/ Giulio Rolandiano
                                               --------------------------------
                                                Name: Giulio Rolandiano
                                                Title:

                                            Address for Notices:
                                            Via Filodrammatici 10
                                            Milano, Italy 20121
                                            Attention: Simonpietro Felice
                                            Telecopier No.:


                                            ABBEY NATIONAL TREASURY
                                              SERVICES plc,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            26-28 Dorset Square
                                            London, NW1 6QC
                                            United Kingdom
                                            Attention: Sue Hawkins
                                            Telecopier No.:

                                            AUSTRALIA AND NEW ZEALAND BANKING
                                              GROUP LIMITED,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            1177 Avenue of the Americas
                                            New York, New York 10036-2798
                                            Attention: Tessie Amante/Doreen
                                                       Klingenbeck
                                            Telecopier No.:


                                            CIBC INC.,
                                            as Lender


                                            By: /s/ M. Sanjeeva Senanayake
                                               --------------------------------
                                                Name: M. Sanjeeva Senanayake
                                                Title: Executive Director
                                                CIBC World Markets Corp. As
                                                Agent


                                            Address for Notices:
                                            Two Paces West
                                            2727 Paces Ferry Raod
                                            Suite 1200
                                            Atlanta, GA 30309
                                            Attention: Beverly Bowman/Miriam
                                                       McCart
                                            Telecopier No.:

                                            NORDDEUTSCHE LANDESBANK
                                              GIROZENTRALE New York/Grand
                                              Cayman Islands Branches,
                                            as Lender


                                            By: /s/ Bruno J-M. Mejean
                                               --------------------------------
                                                Name: Bruno J-M. Mejean
                                                Title: Senior Vice President



                                            By: /s/ Stephanie Finnen
                                               --------------------------------
                                                Name: Stephanie Finnen
                                                Title: VP

                                            Address for Notices:
                                            1114 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Stefanie Scholz
                                            Telecopier No.:


                                            THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED,
                                            as Lender


                                            By: /s/ Michael C. Jones
                                               --------------------------------
                                                Name: Michael C. Jones
                                                Title: Vice President


                                            Address for Notices:
                                            1251 Avenue of the Americas
                                            New York, New York 10020-1104
                                            Attention: Richard Emmich
                                            Telecopier No.:

                                            NATIONAL AUSTRALIA BANK
                                              LIMITED, (A.C.N. 004044937)
                                            as Lender


                                            By: /s/ Frank J. Campiglia
                                               --------------------------------
                                                Name: Frank J. Campiglia
                                                Title: Vice President


                                            Address for Notices:
                                            200 Park Avenue
                                            34th Floor
                                            New York, New York 10166
                                            Attention: Lidia Saniuk/Geraldine
                                                       Harper
                                            Telecopier No.:


                                            BAYERISCHE HYPO-UND
                                              VEREINSBANK AG, New York
                                              Branch,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            150 East 42nd Street
                                            New York, New York 10017
                                            Attention: Arelis Cepeda
                                            Telecopier No.:

                                            BANK HAPOALIM B.M.,
                                            as Lender


                                            By: /s/ James P. Surless
                                               --------------------------------
                                                Name: James P. Surless
                                                Title: Vice President



                                            By: /s/ Laura Anne Raffa
                                               --------------------------------
                                                Name: Laura Anne Raffa
                                                Title: First Vice President &
                                                       Corporate Manager

                                            Address for Notices:
                                            1177 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Donna Gindoff/Ivelis Cruz
                                            Telecopier No.:


                                            COBANK, ACB,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            5500 South Quebec Street
                                            Englewood, CO 80111
                                            Attention: Ryan Spearman
                                            Telecopier No.:

                                            BANKGESELLSCHAFT BERLIN AG,
                                              London Branch
                                            as Lender


                                            By: /s/ H. Van Wyk
                                               --------------------------------
                                                Name: H. Van Wyk
                                                Title: Director



                                            By: /s/ Philip J. Nias
                                               --------------------------------
                                                Name: Philip J. Nias
                                                Title: Director

                                            Address for Notices:
                                            1 Crown Court
                                            Cheapside
                                            London E2C2V 6LR
                                            England
                                            Attention: Penny Neville-Park/
                                                       Collette Hayden
                                            Telecopier No.:


                                            NATEXIS BANQUE,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            645 Fifth Avenue
                                            20th Floor
                                            New York, New York 10022
                                            Attention: Endina Barletta
                                            Telecopier No.:

                                            COMPAGNIE FINANCIERE DE CIC ET
                                              DE L'UNION EUROPEENNE,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            4 Rue Gaillon
                                            F-75002 Paris
                                            France
                                            Attention: Annick Merard
                                            Telecopier No.:


                                            MELLON BANK, N.A.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            Three Mellon Bank Center
                                            Rom 1203
                                            Pittsburgh, PA 15259-0003
                                            Attention: Loan Administration Dept.
                                            Telecopier No.:

                                            CHANG HWA COMMERCIAL BANK,
                                            LTD.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            333 South Grand Avenue
                                            Suite 600
                                            Los Angeles, CA 90071
                                            Attention: Jean Luu
                                            Telecopier No.:


                                            BANK OF CHINA, NEW YORK,
                                            as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            410 Madison Avenue
                                            New York, New York 10017
                                            Attention: Kevin Cheung
                                            Telecopier No.:

                                            ERSTE BANK DER
                                            OESTERREICHISCHEN SPARKASSEN
                                            AG, New York Branch
                                            as Lender

                                            By: /s/ Bryan J. Lynch
                                               --------------------------------
                                                Name: Bryan J. Lynch
                                                Title: First Vice President


                                            By: /s/ Patrick W. Kunkel
                                               --------------------------------
                                                Name: Patrick W. Kunkel
                                                Title: Assistant Vice President
                                                       Erste Bank New York
                                                       Branch


                                            Address for Notices:
                                            280 Park Avenue, West Building
                                            New York, NY 10017
                                            Attention: Patrick Kunkel
                                            Telecopier No.: